UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 4, 2004

                                         (Exact Name of Registrant as Specified on its Charter)

                        000-29321                                                 65-0067192
                 (Commission File Number)                            (IRS Employer Identification Number)

                                                                FLORIDA
                                    (State or Other Jurisdiction of Incorporation or Organization)

              1057 East 21st Avenue Vancouver, British Columbia, Canada V5V 1S6 (Address of Principal Executive Offices)

                                                            (604) 725-4160
                                         (Registrant's Telephone Number, Including Area Code)

ITEM 4. Changes in Registrant’s Certifying Accountant

On August 4, 2004, Capital Hill Gold, Inc. (“Company”) terminated its relationship with HJ & Associates, LLC (“HJ”) the principal accountant previously engaged to audit the Company’s financial statements and retained Dohan and Company (“Dohan”) as the principal accountants to replace HJ. The Company’s board of directors approved the change of accountants from HJ to Dohan. The audit reports of HJ on the Company’s financial statements for the fiscal years ending December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty. In connection with the audits of the fiscal years ending December 31, 2003 and December 31, 2002 including the subsequent interim periods since engagement through August 4, 2004, the date of termination, the Company had no disagreements with HJ with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused HJ to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending December 31, 2002, including the subsequent interim periods since engagement through August 4, 2004, the date of HJ’s termination, and prior to the appointment of Dohan, the Company (or anyone on its behalf) did not consult with Dohan regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Dohan in respect to these matters during the time periods detailed herein.

The Company provided HJ with a copy of this report prior to filing it with the Securities and Exchange Commission (“Commission”). The Company requested that HJ furnish the Company with a letter to the Commission stating whether HJ agrees with the above statements. A copy of that letter dated August 4, 2004 is filed as an Exhibit to this Form 8-K.

ITEM 7.      Exhibits

The following exhibit is included as part of this report:

EXHIBIT          PAGE
NO.               NO.     DESCRIPTION

16(i)              4      Letter from HJ stating that it has reviewed the Form 8-K and has no objection to the statements made within this Form 8-K.
Dated: August 4, 2004
CAPITAL HILL GOLD, INC.                                                                                                          A
Florida corporation
By: /s/ Kent Carasquero
Kent Carasquero
Chief Financial Officer

EXHIBIT 16(i)

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street N.W.

Washington, D.C

Gentlemen:

We have read Item 4 included in the Form 8-K dated August 4, 2004 of Capital Hill Gold, Inc. (Commission file no. 000-29321) filed with the Securities and Exchange Commission and are in agreement with the statement contained therein. We are not in a position to agree or disagree with the disclosures regarding Dohan and Company.

/s/ HJ & Associates, LLC

HJ & Associates, LLC

Salt Lake City, Utah

August 4, 2004